TENNECO INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

	Year Ended December 31,
	2008	2007	2006
	(Millions Except Share and Per Share Amounts)

Revenues
Net sales and operating revenues	$5,916	$6,184	$4,682

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	5,063	5,210	3,836
Goodwill impairment charge	114	—	—
Engineering, research, and development	127	114	88
Selling, general, and administrative	392	399	373
Depreciation and amortization of intangibles	222	205	184

	5,918	5,928	4,481

Other income (expense)
Loss on sale of receivables	(10)	(10)	(9)
Other income	9	6	4

	(1)	(4)	(5)

Income (loss) before interest expense, income taxes, and noncontrolling interests	(3)	252	196
Interest expense (net of interest capitalized of $6 million, $6 million and $6 million, respectively)	113	164	136
Income tax expense	289	83	5

Net income (loss)	(405)	5	55
Less: Net income attributable to noncontrolling interests	10	10	6

Net income (loss) attributable to Tenneco Inc.	$(415)	$(5)	$49

Earnings (loss) per share
Weighted average shares of common stock outstanding —
Basic	46,406,095	45,809,730	44,625,220
Diluted	46,406,095	45,809,730	46,755,573
Basic earnings (loss) per share of common stock	$(8.95)	$(0.11)	$1.11
Diluted earnings (loss) per share of common stock	$(8.95)	$(0.11)	$1.05

The accompanying notes to consolidated financial statements are an integral part of these statements of income (loss).

TENNECO INC.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
	(Millions)

ASSETS
Current assets:
Cash and cash equivalents	$126	$188
Receivables —
Customer notes and accounts, net	529	732
Other	45	25
Inventories	513	539
Deferred income taxes	18	36
Prepayments and other	107	121

Total current assets	1,338	1,641

Other assets:
Long-term receivables, net	11	19
Goodwill	95	208
Intangibles, net	26	26
Deferred income taxes	88	370
Other	125	141

	345	764

Plant, property, and equipment, at cost	2,960	2,978
Less — Accumulated depreciation and amortization	(1,815)	(1,793)

	1,145	1,185

Total assets	$2,828	$3,590

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt (including current maturities of long-term debt)	$49	$46
Trade payables	790	987
Accrued taxes	30	41
Accrued interest	22	22
Accrued liabilities	201	213
Other	65	49

Total current liabilities	1,157	1,358

Long-term debt	1,402	1,328

Deferred income taxes	51	114

Postretirement benefits	377	288

Deferred credits and other liabilities	61	71

Commitments and contingencies
Total liabilities	3,048	3,159

Redeemable noncontrolling interests	7	6

Tenneco Inc. shareholders’ equity:
Common stock	—	—
Premium on common stock and other capital surplus	2,809	2,800
Accumulated other comprehensive loss	(318)	(73)
Retained earnings (accumulated deficit)	(2,502)	(2,087)

	(11)	640
Less — Shares held as treasury stock, at cost	240	240

Total Tenneco Inc. shareholders’ equity	(251)	400

Noncontrolling interests	24	25

Total equity	(227)	425

Total liabilities, redeemable noncontrolling interests and equity	$2,828	$3,590

The accompanying notes to consolidated financial statements are an integral part of these balance sheets.

TENNECO INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2008	2007	2006
	(Millions)

Operating Activities
Net income (loss)	$(405)	$5	$55
Adjustments to reconcile net income (loss) to cash provided by operating activities —
Depreciation and amortization of other intangibles	222	205	184
Goodwill impairment charge	114	—	—
Deferred income taxes	204	25	(41)
Stock-based compensation	10	9	7
Loss on sale of assets	10	8	3
Changes in components of working capital —
(Increase) decrease in receivables	126	(116)	(24)
(Increase) decrease in inventories	19	(66)	(57)
(Increase) decrease in prepayments and other current assets	1	15	(25)
Increase (decrease) in payables	(181)	100	91
Increase (decrease) in accrued taxes	4	(25)	15
Increase (decrease) in accrued interest	—	(10)	2
Increase (decrease) in other current liabilities	—	19	5
Change in long-term assets	16	6	3
Change in long-term liabilities	19	(13)	(11)
Other	1	(4)	(4)

Net cash provided by operating activities	160	158	203

Investing Activities
Proceeds from sale of assets	3	10	17
Cash payments for plant, property, and equipment	(233)	(177)	(177)
Cash payments for software related intangible assets	(15)	(19)	(13)
Cash payment for net assets purchased	—	(16)	—
Acquisition of businesses (net of cash acquired)	(16)	—	—
Investments and other	—	—	1

Net cash used by investing activities	(261)	(202)	(172)

Financing Activities
Issuance of common shares	2	8	17
Issuance of long-term debt	1	400	—
Debt issuance costs on long-term debt	(2)	(11)	—
Increase (decrease) in bank overdrafts	(1)	7	—
Retirement of long-term debt	(6)	(591)	(4)
Net increase (decrease) in revolver borrowings and short-term debt excluding current maturities of long-term debt	77	183	3
Distribution to noncontrolling interest partners	(13)	(6)	(4)

Net cash provided (used) by financing activities	58	(10)	12

Effect of foreign exchange rate changes on cash and cash equivalents	(19)	40	18

Increase (decrease) in cash and cash equivalents	(62)	(14)	61
Cash and cash equivalents, January 1	188	202	141

Cash and cash equivalents, December 31 (Note)	$126	$188	$202

Supplemental Cash Flow Information
Cash paid during the year for interest	$117	$177	$137
Cash paid during the year for income taxes (net of refunds)	62	60	26
Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$28	$40	$18
Assumption of debt from business acquisition	10	—	—

Note:	Cash and cash equivalents include highly liquid investments with a maturity of three months or less at the date of purchase.

The accompanying notes to consolidated financial statements are an integral part of these statements of cash flows.

TENNECO INC.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Year Ended December 31,
	2008		2007		2006
	Shares	Amount	Shares	Amount	Shares	Amount
	(Millions Except Share Amounts)

Common Stock
Balance January 1	47,892,532	$—	47,085,274	$—	45,544,668	$—
Issued (Reacquired) pursuant to benefit plans	238,982	—	209,558	—	(104,240)	—
Stock options exercised	182,976	—	597,700	—	1,644,846	—

Balance December 31	48,314,490	—	47,892,532	—	47,085,274	—

Premium on Common Stock and Other Capital Surplus
Balance January 1		2,800		2,790		2,776
Premium on common stock issued pursuant to benefit plans		9		10		14

Balance December 31		2,809		2,800		2,790

Accumulated Other Comprehensive Loss
Balance January 1		(73)		(252)		(281)
Adoption of recognition provision of Statement of Financial Accounting Standard (SFAS) No. 158, net of tax of $31 million		—		—		(59)
Measurement date implementation of SFAS No. 158, net of tax of $7 million		—		14		—
Other comprehensive income (loss)		(245)		165		88

Balance December 31		(318)		(73)		(252)

Retained Earnings (Accumulated Deficit)
Balance January 1		(2,087)		(2,072)		(2,118)
Net income (loss) attributable to Tenneco Inc.		(415)		(5)		49
Measurement date implementation of SFAS No. 158, net of tax of $2 million		—		(8)		—
Other		—		(2)		(3)

Balance December 31		(2,502)		(2,087)		(2,072)

Less — Common Stock Held as Treasury Stock, at Cost
Balance January 1 and December 31	1,294,692	240	1,294,692	240	1,294,692	240

Total Tenneco Inc. shareholders’ equity		$(251)		$400		$226

Noncontrolling interests:
Balance January 1		25		24		21
Net income		6		7		4
Dividends declared		(7)		(6)		(1)

Balance December 31		$24		$25		$24

Total equity		$(227)		$425		$250

The accompanying notes to consolidated financial statements are an integral part of these statements of changes in shareholders’ equity.

TENNECO INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Year Ended December 31, 2008
	Tenneco Inc.		Noncontrolling Interests		Total
	Accumulated		Accumulated		Accumulated
	Other		Other		Other
	Comprehensive	Comprehensive	Comprehensive	Comprehensive	Comprehensive	Comprehensive
	Income	Income	Income	Income	Income	Income
	(Loss)	(Loss)	(Loss)	(Loss)	(Loss)	(Loss)
	(Millions)

Net Income (Loss)		$(415)		$6		$(409)

Accumulated Other Comprehensive Income (Loss)
Cumulative Translation Adjustment
Balance January 1	$85		$—		$85
Translation of foreign currency statements	(127)	(127)	—		(127)	(127)

Balance December 31	(42)		—		(42)

Additional Liability for Pension Benefits
Balance January 1	(158)		—		(158)
Additional liability for pension and postretirement benefits, net of tax of $9 million	(118)	(118)	—		(118)	(118)

Balance December 31	(276)		—		(276)

Balance December 31	$(318)		$—		$(318)

Other comprehensive income (loss)		(245)		—		(245)

Comprehensive Income (Loss)		$(660)		$6		$(654)

	Year Ended December 31, 2007
	Tenneco Inc.		Noncontrolling Interests		Total
	Accumulated		Accumulated		Accumulated
	Other		Other		Other
	Comprehensive	Comprehensive	Comprehensive	Comprehensive	Comprehensive	Comprehensive
	Income	Income	Income	Income	Income	Income
	(Loss)	(Loss)	(Loss)	(Loss)	(Loss)	(Loss)
	(Millions)

Net Income (Loss)		$(5)		$7		$2

Accumulated Other Comprehensive Income (Loss)
Cumulative Translation Adjustment
Balance January 1	$(53)		$—		$(53)
Translation of foreign currency statements	138	138	—		138	138

Balance December 31	85		—		85

Additional Liability for Pension Benefits
Balance January 1	(199)		—		(199)
Additional liability for pension and postretirement benefits, net of tax of $(15) million	27	27	—		27	27
Measurement date implementation of SFAS No. 158, net of tax of $7 million	14	—	—	—	14	—

Balance December 31	(158)		—		(158)

Balance December 31	$(73)		$—		$(73)

Other comprehensive income (loss)		165		—		165

Comprehensive Income (Loss)		$160		$7		$167

The accompanying notes to financial statements are an integral part of these statements of comprehensive income (loss).

TENNECO INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) — (Continued)

	Year Ended December 31, 2006
	Tenneco Inc.		Noncontrolling Interests		Total
	Accumulated		Accumulated		Accumulated
	Other		Other		Other
	Comprehensive	Comprehensive	Comprehensive	Comprehensive	Comprehensive	Comprehensive
	Income	Income	Income	Income	Income	Income
	(Loss)	(Loss)	(Loss)	(Loss)	(Loss)	(Loss)
	(Millions)

Net Income (Loss)		$49		$4		$53

Accumulated Other Comprehensive Income (Loss)
Cumulative Translation Adjustment
Balance January 1	$(149)		$—		$(149)
Translation of foreign currency statements	96	96	—		96	96

Balance December 31	(53)		—		(53)

Additional Liability for Pension Benefits
Balance January 1	(132)		—		(132)
Additional liability for pension and postretirement benefits, net of tax of $2 million	(5)	(5)	—		(5)	(5)
Deferred tax valuation allowance adjustment	(3)	(3)	—	—	(3)	(3)

Balance December 31	(140)		—		(140)

Adoption of recognition provision of SFAS No. 158, net of tax of $31 million	(59)	—	—	—	(59)	—

Balance December 31	$(252)		—		$(252)

Other comprehensive income (loss)		88		—		88

Comprehensive Income (Loss)		$137		$4		$141

The accompanying notes to consolidated financial statements are an integral part of these statements of comprehensive income (loss).

14.	Supplemental Guarantor Condensed Consolidating Financial Statements

Basis of Presentation

Subject to limited exceptions, all of our existing and future material domestic 100% owned subsidiaries (which are referred to as the Guarantor Subsidiaries) fully and unconditionally guarantee our senior subordinated notes due in 2014, our senior notes due in 2015 and our senior secured notes due 2013 on a joint and several basis. We have not presented separate financial statements and other disclosures concerning each of the Guarantor Subsidiaries because management has determined that such information is not material to the holders of the notes. Therefore, the Guarantor Subsidiaries are combined in the presentation below.

These condensed consolidating financial statements are presented on the equity method. Under this method, our investments are recorded at cost and adjusted for our ownership share of a subsidiary’s cumulative results of operations, capital contributions and distributions, and other equity changes. You should read the condensed consolidating financial information of the Guarantor Subsidiaries in connection with our consolidated financial statements and related notes of which this note is an integral part.

Distributions

There are no significant restrictions on the ability of the Guarantor Subsidiaries to make distributions to us.

TENNECO INC.

STATEMENT OF INCOME (LOSS)

	For the Year Ended December 31, 2008
			Tenneco Inc.
	Guarantor	Nonguarantor	(Parent	Reclass
	Subsidiaries	Subsidiaries	Company)	& Elims	Consolidated
	(Millions)

Revenues
Net sales and operating revenues —
External	$2,392	$3,524	$—	$—	$5,916
Affiliated companies	66	476	—	(542)	—

	2,458	4,000	—	(542)	5,916

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	2,058	3,547	—	(542)	5,063
Goodwill impairment charge	114	—	—	—	114
Engineering, research, and development	52	75	—	—	127
Selling, general, and administrative	124	264	4	—	392
Depreciation and amortization of intangibles	86	136	—	—	222

	2,434	4,022	4	(542)	5,918

Other income (expense)
Loss on sale of receivables	—	(10)	—	—	(10)
Other income (expense)	63	(1)	(1)	(52)	9

	63	(11)	(1)	(52)	(1)

Income (loss) before interest expense, income taxes, noncontrolling interests, and equity in net income from affiliated companies	87	(33)	(5)	(52)	(3)
Interest expense —
External (net of interest capitalized)	(3)	3	113	—	113
Affiliated companies (net of interest income)	124	(10)	(114)	—	—
Income tax expense (benefit)	20	89	185	(5)	289
Equity in net income (loss) from affiliated companies	(138)	—	(226)	364	—

Net income (loss)	(192)	(115)	(415)	317	(405)

Less: Net income attributable to noncontrolling interests	—	10	—	—	10

Net income (loss) attributable to Tenneco Inc.	$(192)	$(125)	$(415)	$317	$(415)

TENNECO INC.

STATEMENT OF INCOME (LOSS)

	For the Year Ended December 31, 2007
			Tenneco Inc.
	Guarantor	Nonguarantor	(Parent	Reclass
	Subsidiaries	Subsidiaries	Company)	& Elims	Consolidated
	(Millions)

Revenues
Net sales and operating revenues —
External	$2,827	$3,357	$—	$—	$6,184
Affiliated companies	95	895	—	(990)	—

	2,922	4,252	—	(990)	6,184

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	2,619	3,582	(1)	(990)	5,210
Engineering, research, and development	55	59	—	—	114
Selling, general, and administrative	145	249	4	1	399
Depreciation and amortization of intangibles	80	125	—	—	205

	2,899	4,015	3	(989)	5,928

Other income (expense)
Loss on sale of receivables	—	(10)	—	—	(10)
Other income (expense)	13	3	—	(10)	6

	13	(7)	—	(10)	(4)

Income (loss) before interest expense, income taxes, noncontrolling interests, and equity in net income from affiliated companies	36	230	(3)	(11)	252
Interest expense —
External (net of interest capitalized)	(2)	2	164	—	164
Affiliated companies (net of interest income)	185	(16)	(169)	—	—
Income tax expense (benefit)	(42)	78	57	(10)	83
Equity in net income (loss) from affiliated companies	135	—	50	(185)	—

Net income (loss)	30	166	(5)	(186)	5

Less: Net income attributable to noncontrolling interests	—	10	—	—	10

Net income (loss) attributable to Tenneco Inc.	$30	$156	$(5)	$(186)	$(5)

TENNECO INC.

STATEMENT OF INCOME (LOSS)

	For the Year Ended December 31, 2006
			Tenneco Inc.
	Guarantor	Nonguarantor	(Parent	Reclass
	Subsidiaries	Subsidiaries	Company)	& Elims	Consolidated
	(Millions)

Revenues
Net sales and operating revenues —
External	$1,892	$2,790	$—	$—	$4,682
Affiliated companies	88	483	—	(571)	—

	1,980	3,273	—	(571)	4,682

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,614	2,793	—	(571)	3,836
Engineering, research, and development	45	43	—	—	88
Selling, general, and administrative	131	238	4	—	373
Depreciation and amortization of intangibles	71	113	—	—	184

	1,861	3,187	4	(571)	4,481

Other income (expense)
Loss on sale of receivables	—	(9)	—	—	(9)
Other income (expense)	—	6	(3)	1	4

	—	(3)	(3)	1	(5)

Income (loss) before interest expense, income taxes, noncontrolling interests, and equity in net income from affiliated companies	119	83	(7)	1	196
Interest expense —
External (net of interest capitalized)	(4)	3	137	—	136
Affiliated companies (net of interest income)	165	(11)	(154)	—	—
Income tax expense (benefit)	(33)	41	(4)	1	5
Equity in net income (loss) from affiliated companies	24	3	35	(62)	—

Net income (loss)	15	53	49	(62)	55

Less: Net income attributable to noncontrolling interests	—	6	—	—	6

Net income (loss) attributable to Tenneco Inc.	$15	$47	$49	$(62)	$49

TENNECO INC.

BALANCE SHEET

	December 31, 2008
			Tenneco Inc.
	Guarantor	Nonguarantor	(Parent	Reclass
	Subsidiaries	Subsidiaries	Company)	& Elims	Consolidated
	(Millions)

ASSETS
Current assets:
Cash and cash equivalents	$16	$110	$—	$—	$126
Receivables, net	461	792	33	(712)	574
Inventories	193	320	—	—	513
Deferred income taxes	58	—	—	(40)	18
Prepayments and other	24	83	—	—	107

	752	1,305	33	(752)	1,338

Other assets:
Investment in affiliated companies	399	—	614	(1,013)	—
Notes and advances receivable from affiliates	3,641	234	5,605	(9,480)	—
Long-term receivables, net	1	10	—	—	11
Goodwill	22	73	—	—	95
Intangibles, net	17	9	—	—	26
Deferred income taxes	64	24	46	(46)	88
Other	36	66	23	—	125

	4,180	416	6,288	(10,539)	345

Plant, property, and equipment, at cost	1,039	1,921	—	—	2,960
Less — Accumulated depreciation and amortization	(687)	(1,128)	—	—	(1,815)

	352	793	—	—	1,145

Total assets	$5,284	$2,514	$6,321	$(11,291)	$2,828

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt (including current maturities of long-term debt)
Short-term debt — non-affiliated	$—	$49	$—	$—	$49
Short-term debt — affiliated	174	371	10	(555)	—
Trade payables	332	594	—	(136)	790
Accrued taxes	12	18	—	—	30
Other	132	169	48	(61)	288

	650	1,201	58	(752)	1,157
Long-term debt-non-affiliated	—	12	1,390	—	1,402
Long-term debt-affiliated	4,229	127	5,124	(9,480)	—
Deferred income taxes	43	54	—	(46)	51
Postretirement benefits and other liabilities	345	89	—	4	438
Commitments and contingencies

Total liabilities	5,267	1,483	6,572	(10,274)	3,048

Redeemable noncontrolling interests	—	7	—	—	7

Tenneco Inc. Shareholders’ equity	17	1,000	(251)	(1,017)	(251)
Noncontrolling interests	—	24	—	—	24

Total equity	17	1,024	(251)	(1,017)	(227)

Total liabilities, redeemable noncontrolling interests and equity	$5,284	$2,514	$6,321	$(11,291)	$2,828

TENNECO INC.

BALANCE SHEET

	December 31, 2007
			Tenneco Inc.
	Guarantor	Nonguarantor	(Parent	Reclass
	Subsidiaries	Subsidiaries	Company)	& Elims	Consolidated
	(Millions)

ASSETS
Current assets:
Cash and cash equivalents	$6	$182	$—	$—	$188
Receivables, net	385	1,090	148	(866)	757
Inventories	198	341	—	—	539
Deferred income taxes	53	—	3	(20)	36
Prepayments and other	18	103	—	—	121

	660	1,716	151	(886)	1,641

Other assets:
Investment in affiliated companies	628	—	1,083	(1,711)	—
Notes and advances receivable from affiliates	3,607	232	5,383	(9,222)	—
Long-term receivables, net	—	19	—	—	19
Goodwill	136	72	—	—	208
Intangibles, net	17	9	—	—	26
Deferred income taxes	310	60	180	(180)	370
Other	40	76	25	—	141

	4,738	468	6,671	(11,113)	764

Plant, property, and equipment, at cost	994	1,984	—	—	2,978
Less — Accumulated depreciation and amortization	(658)	(1,135)	—	—	(1,793)

	336	849	—	—	1,185

Total assets	$5,734	$3,033	$6,822	$(11,999)	$3,590

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt (including current maturities of long-term debt)
Short-term debt — non-affiliated	$—	$44	$2	$—	$46
Short-term debt — affiliated	274	439	10	(723)	—
Trade payables	350	774	—	(137)	987
Accrued taxes	27	16	—	(2)	41
Other	118	169	21	(24)	284

	769	1,442	33	(886)	1,358
Long-term debt-non-affiliated	—	7	1,321	—	1,328
Long-term debt-affiliated	4,100	54	5,068	(9,222)	—
Deferred income taxes	213	81	—	(180)	114
Postretirement benefits and other liabilities	264	89	—	6	359
Commitments and contingencies

Total liabilities	5,346	1,673	6,422	(10,282)	3,159

Redeemable noncontrolling interests	—	6	—	—	6

Tenneco Inc. shareholders’ equity	388	1,329	400	(1,717)	400
Noncontrolling interests	—	25	—	—	25

Total equity	388	1,354	400	(1,717)	425

Total liabilities, redeemable noncontrolling interests and equity	$5,734	$3,033	$6,822	$(11,999)	$3,590

TENNECO INC.

STATEMENT OF CASH FLOWS

	Year Ended December 31, 2008
			Tenneco Inc.
	Guarantor	Nonguarantor	(Parent	Reclass
	Subsidiaries	Subsidiaries	Company)	& Elims	Consolidated
	(Millions)

Operating Activities
Net cash provided (used) by operating activities	$167	$130	$(137)	$—	$160
Investing Activities
Proceeds from sale of assets	—	3	—	—	3
Cash payments for plant, property, and equipment	(90)	(143)	—	—	(233)
Acquisition of business (net of cash acquired)	(19)	3	—	—	(16)
Cash payments for software related intangible assets	(9)	(6)	—	—	(15)
Investments and other	—	—	—	—	—

Net cash used by investing activities	(118)	(143)	—	—	(261)

Financing Activities
Issuance of common shares	—	—	2	—	2
Issuance of long-term debt	—	1	—	—	1
Retirement of long-term debt	—	(4)	(2)	—	(6)
Debit issuance cost on long-term debt	—	—	(2)	—	(2)
Increase (decrease) in bank overdrafts	—	(1)	—	—	(1)
Net increase (decrease) in revolver borrowings and short-term debt excluding current maturities of long-term debt	—	7	70	—	77
Intercompany dividends and net increase (decrease) in intercompany obligations	(39)	(30)	69	—	—
Distribution to noncontrolling interest partners	—	(13)	—	—	(13)

Net cash provided (used) by financing activities	(39)	(40)	137	—	58

Effect of foreign exchange rate changes on cash and cash equivalents	—	(19)	—	—	(19)

Increase (decrease) in cash and cash equivalents	10	(72)	—	—	(62)
Cash and cash equivalents, January 1	6	182	—	—	188

Cash and cash equivalents, December 31 (Note)	$16	$110	$—	$—	$126

Note:	Cash and cash equivalents include highly liquid investments with a maturity of three months or less at the date of purchase.

TENNECO INC.

STATEMENT OF CASH FLOWS — (Continued)

	Year Ended December 31, 2007
			Tenneco Inc.
	Guarantor	Nonguarantor	(Parent	Reclass
	Subsidiaries	Subsidiaries	Company)	& Elims	Consolidated
	(Millions)

Operating Activities
Net cash provided (used) by operating activities	$380	$302	$(524)	$—	$158
Investing Activities
Proceeds from sale of assets	1	9	—	—	10
Cash payments for plant, property, and equipment	(59)	(118)	—	—	(177)
Cash payment for net assets purchased	(16)	—	—	—	(16)
Cash payments for software related intangible assets	(13)	(6)	—	—	(19)
Investments and other	—	(250)	250	—	—

Net cash provided (used) by investing activities	(87)	(365)	250	—	(202)

Financing Activities
Issuance of common shares	—	—	8	—	8
Issuance of subsidiary equity	41	(41)	—	—	—
Issuance of long-term debt	—	—	400	—	400
Retirement of long-term debt	—	(3)	(588)	—	(591)
Debt issuance cost on long-term debt	—	—	(11)	—	(11)
Increase (decrease) in bank overdrafts	—	7	—	—	7
Net increase (decrease) in revolver borrowings and short-term debt excluding current maturities of long-term debt	—	16	167	—	183
Intercompany dividends and net increase (decrease) in intercompany obligations	(384)	86	298	—	—
Distribution to noncontrolling interest partners	—	(6)	—	—	(6)

Net cash provided (used) by financing activities	(343)	59	274	—	(10)

Effect of foreign exchange rate changes on cash and cash equivalents	—	40	—	—	40

Increase (decrease) in cash and cash equivalents	(50)	36	—	—	(14)
Cash and cash equivalents, January 1	56	146	—	—	202

Cash and cash equivalents, December 31 (Note)	$6	$182	$—	$—	$188

Note:	Cash and cash equivalents include highly liquid investments with a maturity of three months or less at the date of purchase.

TENNECO INC.

STATEMENT OF CASH FLOWS — (Continued)

	Year Ended December 31, 2006
			Tenneco Inc.
	Guarantor	Nonguarantor	(Parent	Reclass
	Subsidiaries	Subsidiaries	Company)	& Elims	Consolidated
	(Millions)

Operating Activities
Net cash provided (used) by operating activities	$242	$249	$(288)	$—	$203
Investing Activities
Proceeds from sale of assets	10	7	—	—	17
Cash payment for plant, property, and equipment	(78)	(99)	—	—	(177)
Cash payment for software related intangible assets	(6)	(7)	—	—	(13)
Investments and other	—	1	—	—	1

Net cash used by investing activities	(74)	(98)	—	—	(172)

Financing Activities
Issuance of common shares	—	—	17	—	17
Retirement of long-term debt	—	(3)	(1)	—	(4)
Net increase (decrease) in revolver borrowings and short-term debt excluding current maturities of long-term debt	—	3	—	—	3
Intercompany dividends and net increase (decrease) in intercompany obligations	(142)	(129)	271	—	—
Distribution to noncontrolling interest partners	—	(4)	—	—	(4)

Net cash provided (used) by financing activities	(142)	(133)	287	—	12

Effect of foreign exchange rate changes on cash and cash equivalents	—	18	—	—	18

Increase (decrease) in cash and cash equivalents	26	36	(1)	—	61
Cash and cash equivalents, January 1	31	110	—	—	141

Cash and cash equivalents, December 31 (Note)	$57	$146	$(1)	$—	$202

Note:	Cash and cash equivalents include highly liquid investments with a maturity of three months or less at the date of purchase.